UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 29, 2019

UPLIFT NUTRITION, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-52890	20-4669109
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

61 Larbert Road

Southport Ct 06890

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  203-513-9822

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 29, 2019, Sadler Gibb and Associates, LLC (“Sadler Gibb”), the independent registered public accounting firm of Uplift Nutrition Inc. (the “Company”) resigned as the company’s independent auditor, effective as of such date. Its reasoning was because Uplift Nutrition Inc. is deficient on its filings since its last filing of its September 30, 2016 Form 10-Q dated May 18, 2017. The Company’s Board of Directors (the “Audit Committee”) is currently in the process of selecting a replacement independent registered public accounting firm for the Company for the year ending December 31, 2016, and beyond.  The Audit Committee intends to appoint the new independent registered public accounting firm as soon as practicable. The Company confirms that the reports of Sadler Gibb for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern. During the years ended December 31, 2015 and 2014, and up through the date of resignation, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Sadler Gibb  on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to the satisfaction of Sadler Gibb, would have caused Sadler Gibb to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such years or periods, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).  In connection with Sadler Gibb’s notice of resignation, the Company, as it is required to do, provided Sadler Gibb with a copy of this Form 8-K and requested that Sadler Gibb’s  provide the Company with a letter addressed to the SEC stating whether or not Sadler Gibb agrees with the above disclosures.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter from Sadler, Gibb & Associates, LLC to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 4, 2019	UPLIFT NUTRITION, INC.

	By:	/s/ Sean Martin
		Name:	Sean Martin
		Title:	Chief Executive Officer

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